                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant /X/

     Filed by a Party other than the Registrant / /

     Check the appropriate box:

     / / Preliminary Proxy Statement        / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     /X/ Definitive Proxy Statement

     / / Definitive Additional Materials

     / / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        ALLIED CAPITAL CORPORATION II
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.

     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

     (5) Total fee paid:

- --------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

- --------------------------------------------------------------------------------

     / / Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------

     (3) Filing party:

- --------------------------------------------------------------------------------

     (4) Date filed:

- --------------------------------------------------------------------------------

                             [ALLIED CAPITAL LOGO]

                         ALLIED CAPITAL CORPORATION II

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders:

The 1996 Annual Meeting of Stockholders of Allied Capital Corporation II (the "Company") will be held at the Strathmore Hall Arts Center, 10701 Rockville Pike, North Bethesda, Maryland on May 10, 1996 at 10:00 a.m. for the following purposes:

         1. To elect eight directors of the Company to serve until the next annual meeting of stockholders or until their successors are elected and qualified.

         2. To ratify the selection of Matthews, Carter and Boyce to serve as independent public accountants for the Company for the year ending December 31, 1996.

         3. To transact such other business as may properly come before the meeting.

The Board of Directors of the Company has fixed the close of business on March 22, 1996 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournment thereof. The Company's stock transfer books will not be closed.


                                              By order of the Board of Directors


                                              /s/ THOMAS R. SALLEY
                                              ---------------------
                                              Thomas R. Salley
                                              Secretary

April 4, 1996




               ==================================================
                         VOTING YOUR PROXY IS IMPORTANT

               THIS IS AN IMPORTANT MEETING. TO ENSURE PROPER REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE PROVIDED FOR THAT PURPOSE. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY ATTEND THE MEETING AND VOTE THEIR SHARES IN PERSON.
               ==================================================

                         ALLIED CAPITAL CORPORATION II
                       C/O ALLIED CAPITAL ADVISERS, INC.
                         1666 K STREET, NW, NINTH FLOOR
                             WASHINGTON, DC  20006

                                PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Allied Capital Corporation II (the "Company") for use at the Company's 1996 Annual Meeting of Stockholders (the "Meeting") to be held on May 10, 1996 at 10:00 a.m. at the Strathmore Hall Arts Center, 10701 Rockville Pike, North Bethesda, Maryland, and at any adjournment thereof. This Proxy Statement, the accompanying proxy card and the Company's Annual Report to Stockholders for the year ended December 31, 1995 are first being sent to stockholders on or about April 4, 1996.

If the accompanying proxy card is properly signed and dated and is received in time for the Meeting, those shares held of record by you (e.g., those shares registered directly in your name) will be voted as specified on that proxy card. If no instructions are given on that proxy card, the shares covered thereby will be voted FOR the election of the nominees as directors and FOR the other matters listed in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record may revoke a proxy at any time before it is exercised by so notifying the Secretary of the Company in writing at the above address, by submitting a properly executed, later-dated proxy or by voting in person at the Meeting. Any stockholder of record attending the Meeting may vote in person whether or not he or she has previously executed and returned a proxy card. If your shares are held for your account by a broker, bank or other institution or nominee ("Broker Shares"), you may vote such shares at the Meeting only if you obtain proper written authority from your institution or nominee that you present at the Meeting.

VOTING

On March 22, 1996, there were 7,158,937 shares of the Company's common stock outstanding. The stockholders entitled to vote at the Meeting are those of record on that date. Each share of the Company's common stock is entitled to one vote.

A majority of the shares entitled to vote at the Meeting constitutes a quorum. If a share is represented in person or by proxy for any purpose at the Meeting, it is deemed to be present for quorum purposes. Abstentions and Broker Shares that are voted on any matter at the Meeting are included in determining the presence of a quorum for the transaction of business at the commencement of the Meeting and on those matters for which the broker, nominee or fiduciary has authority to vote. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.
Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies for such adjournment unless marked to be voted against any proposal for which an adjournment is sought to permit further solicitation of proxies. A stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

The eight nominees for election as directors who receive a plurality of the affirmative votes cast at the Meeting in person or by proxy in the election of directors will be so elected. Stockholders may not cumulate their votes. Votes that are withheld, abstentions and Broker Shares that are not voted in the election of directors will not be included in determining the number of votes cast, and will have no effect on the election of directors.

INFORMATION REGARDING THIS SOLICITATION

The expense of the Company's solicitation of proxies for the Meeting, including the cost of preparing, printing and mailing this Proxy Statement and the accompanying notice of the Meeting and proxy card will be borne by the Company. The Company will request that brokers, nominees, fiduciaries and other persons holding shares in their names for others forward this Proxy Statement and certain accompanying material to their principals and request authority for the execution of a proxy. The Company will reimburse such persons for their expenses in so doing.

In addition to the solicitation of proxies by the use of the mails, proxies may be solicited in person and by telephone, facsimile transmission or telegram by directors or officers of the Company or by employees of Allied Capital Advisers, Inc. ("Advisers"), without special compensation therefor, or by a proxy solicitor. Advisers, the Company's investment adviser, has its offices at 1666 K Street, NW, Ninth Floor, Washington, DC 20006.

BENEFICIAL OWNERSHIP OF COMMON STOCK

As of March 22, 1996 there were 7,158,937 shares outstanding. The Company knows of no person who owned beneficially more than 5% of its common stock as of that date. The following table sets forth certain information regarding the shares of the Company's common stock beneficially owned by (i) each of the Company's directors and named executive officers, and (ii) all directors and executive officers as a group. Because the Company does not pay cash compensation to its executive officers (other than directors' fees to those of its officers who are also directors), the Company considers the "named executive officers" to be its Chief Executive Officer and the four other most highly compensated officers of Advisers, who are also officers of the Company.

                                                 Number of Shares                    Percentage
 Name of Beneficial Owner                       Owned Beneficially                  Of Class (1)
 ------------------------                       ------------------                  --------
 David Gladstone (2)                                       53,006                         *
 George C. Williams (2)                                    31,409                         *
 William F. Dunbar (2)                                     88,847                       1.2%
 John D. Firestone (3)                                      4,347                         *
 Lawrence I. Hebert (3)                                     5,333                         *
 John I. Leahy (3)                                          4,887                         *
 John D. Reilly (3)                                         8,333                         *
 Smith T. Wood (3)                                          6,110                         *
 John M. Scheurer                                          15,168                         *
 G. Cabell Williams III (4)                                44,871                         *
 Joan M. Sweeney (4)                                       21,815                         *
 Directors and executive officers
 as a group (12 in number)                                300,766                       4.2%

- --------------
  * Less than one percent
(1) Based on a total of 7,158,937 shares of the Company's common stock issued and outstanding as of March 22, 1996. For purposes of calculating beneficial ownership by a particular person, these numbers assume that shares of the Company's common stock issuable upon the exercise of stock options held by such person which are exercisable within 60 days of March 22, 1996 are outstanding. The shares issuable are as follows: 13,938 for Gladstone, 19,998 for Williams, 68,732 for Dunbar, 24,873 for Williams III, 7,896 for Scheurer, and 3,333 by each of Messrs. Firestone, Hebert, Leahy, Reilly and Wood; executive officers and directors as a group hold immediately exercisable stock options for a total of 155,874 shares.
(2) Director and executive officer
(3) Director
(4) Executive officer

                             ELECTION OF DIRECTORS

At the Meeting, stockholders will elect eight directors, constituting the entire membership of the Board of Directors of the Company, to serve until the next Annual Meeting of Stockholders or until their successors have been elected and qualified. All such nominees have consented to be named as such in this Proxy Statement and to serve as directors if elected.

If they are elected as directors, it is expected that the Company will vote to cause all directors also to serve as directors of the Company's wholly owned subsidiaries of the Company, Allied Investment Corporation II and Allied Financial Corporation II.

A stockholder using the enclosed form of proxy can vote for or withhold his or her vote from any or all of the nominees. If the proxy card is properly executed but unmarked, it is the intention of the persons named as proxies to vote such proxy FOR the election of all the nominees named below. In the event that any of the nominees should decline or be unable to serve as a director, it is intended that the enclosed proxy will be voted for the election of such person or persons as are nominated as replacements. The nominees, their ages and principal occupations are as follows:

DAVID GLADSTONE (1,2)
  Age 53. Chairman and Chief Executive Officer of the Company, Allied Capital Corporation, Allied Capital Commercial Corporation, Allied Capital Lending Corporation and Advisers; Director, President and Chief Executive Officer of Business Mortgage Investors, Inc. and Allied Capital Mortgage Corporation; Director of The Riggs National Corporation; Trustee of The George Washington University. He has held positions as an executive officer of the Company since its inception and with Advisers, Allied Capital Corporation, Allied Capital Commercial Corporation, Allied Capital Lending Corporation, Business Mortgage Investors, Inc. and Allied Capital Mortgage Corporation since the later of 1976 or the inception of the relevant entity. He has served as a director since 1989.

GEORGE C. WILLIAMS (1,2,5)
  Age 69. Vice Chairman of the Board of the Company, Allied Capital Corporation, Allied Capital Commercial Corporation, Allied Capital Lending Corporation and Advisers; Chairman of Business Mortgage Investors, Inc. and Allied Capital Mortgage Corporation. He has held positions as an executive officer of the Company since its inception and with Advisers, Allied Capital Corporation, Allied Capital Commercial Corporation, Allied Capital Lending Corporation, Business Mortgage Investors, Inc. and Allied Capital Mortgage Corporation since the later of 1964 or the inception of the relevant entity. He has served as a director since 1989.

WILLIAM F. DUNBAR (2)
  Age 37. President and Chief Operating Officer of the Company, Executive Vice President of Allied Capital Corporation, Allied Capital Commercial Corporation, Allied Capital Lending Corporation, Business Mortgage Investors, Inc. and Advisers; He has held positions as an officer or executive officer of the Company and with Advisers, Allied Capital Corporation, Allied Capital Commercial Corporation, Allied Capital Lending Corporation and Business Mortgage Investors, Inc. since the later of 1987 or the inception of the relevant entity. He has served as a director since 1993.

LAWRENCE I. HEBERT (1,4)
  Age 49. Director and President of Perpetual Corporation (a holding and management company) since 1981; Vice Chairman (since 1983) and President (since 1984) of Allbritton Communications Company; Vice Chairman from 1990 to 1993 and Director of The Riggs National Corporation; Vice President of University Bancshares, Inc. since 1975; Director of Riggs AP Bank, Ltd. and Riggs National Bank of Washington, DC. He has served as a director since 1989.

JOHN D. REILLY (1,4)
  Age 53. President of Reilly Investment Corporation since 1994; Executive Director of Reilly Mortgage Group from 1992 to 1994; Chairman of Reilly Mortgage Group from 1988 to 1992; Director of Allied Capital Commercial Corporation, Datavault Corporation, and Victory Housing, Inc.; Member of Arts and Letters Advisory Council of the University of Notre Dame; Trustee of Government Investors Trust, GIT Equity Trust, GIT Income Trust and GIT Tax-Free Trust. He has served as a director since 1989.

SMITH T. WOOD (1,3)
  Age 48. President of CyberServ L.L.C. (a provider of internet services) since 1995; President of Seneca Corporation (a provider of computer services) from 1990 to 1995; Adjunct Professor at Georgetown University; Trustee of Government Investors Trust, GIT Equity Trust, GIT Income Trust and GIT Tax-Free Trust. He has served as a director since 1989.

JOHN D. FIRESTONE (3,4)
  Age 52. Partner, Secor Group since 1980; Director of Business Mortgage Investors, Inc. and Security Storage Company of Washington, DC; Senior Advisor, Gilbert Capital, Inc. He has served as a director since 1993.

JOHN I. LEAHY (3)
  Age 65. President of Management and Marketing Associates (a management consulting firm) since 1986; Director of Master Power, Inc., Kar Kraft Systems, Inc., Vision Hardware Group, The Wills Group, Thulman-Eastern Company and Gallagher Fluid Seals, Inc.; Trustee of Loyola College and St. Mary's University. He has served as a director since 1994.

- ---------------
(1) Member of the Executive Committee.
(2) Messrs. Gladstone, Williams and Dunbar, as officers of the Company and as officers of the Company's investment adviser, are "interested persons" as defined by the Investment Company Act of 1940.
(3) Member of the Audit Committee.
(4) Member of the Compensation Committee.
(5) George C. Williams is the father of G. Cabell Williams III, an executive officer of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO ELECT THE FOREGOING NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

The Board of Directors has established an Executive Committee, an Audit Committee and a Compensation Committee. The Board has not established a nominating committee. During 1995, the Board of Directors held seven regular meetings and four committee meetings. All directors attended at least 75% of the aggregate number of meetings of the Board and of the committees on which they served.

The Executive Committee is intended, during intervals between meetings of the Board of Directors, to exercise all powers of the Board in the management and direction of the business and affairs of the Company, except where action by the Board is required by statute, an order of the Securities and Exchange Commission (the "Commission") or the Company's Articles of Incorporation or By-Laws. The Executive Committee met once during 1995.

The Audit Committee recommends the selection of independent public accountants for the Company, reviews with such independent public accountants the planning, scope and results of their audit of the Company's financial statements and the fees for services performed, reviews with the independent public accountants the adequacy of internal control systems, reviews the annual financial statements of the Company and receives audit reports and financial statements of the Company. The Audit Committee met twice during 1995.

The Compensation Committee determines and issues stock option grants for officers of the Company under the Company's Stock Option Plan, which is the only form of compensation paid by the Company to its officers for serving as such. The Compensation Committee met once during 1995.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Under Commission rules applicable to business development companies, the Company is required to set forth certain information regarding its three most highly compensated executive officers who received compensation from the Company in excess of $60,000 in 1995. However, the Company has no employees and does not pay any cash compensation to any of its officers (other than directors' fees to those of its officers who are also directors). All of the Company's officers and staff are employed by Advisers, which pays all of their cash compensation. The Company, from time to time, grants stock options to its officers under the Company's Stock Option Plan. As described in "Compensation of Directors" below, the Company has also granted stock options to its non-officer directors under the Company's Stock Option Plan.

STOCK OPTIONS

The following table sets forth, as to the Company's Chief Executive Officer and the four most highly compensated officers of Advisers, who are also officers of the Company, the details relating to stock option grants made in 1995 and the potential realizable value of each grant, as prescribed to be calculated by the Commission.

                           OPTION GRANTS DURING 1995

                                                                                        Potential realizable
                                                                                      value at assumed annual
                                                                                        rates of stock price
                             Number of       Percent of                                  appreciation over
                             securities    total options    Exercise                      10-year term (1)
                             underlying       granted      price per     Expiration       ------------
          Name            options granted     in 1995        share          date       5%                10%
          ----            ---------------     -------        -----          ----       --                ---
David Gladstone                21,816          10.3%         $13.75       02/02/05     $188,650     $478,075
George C. Williams               0              N/A           N/A           N/A           N/A         N/A
John M. Scheurer                7,272           3.4%          13.75       02/02/05       62,883      159,358
G. Cabell Williams III          7,272           3.4%          13.75       02/02/05       62,883      159,358
Joan M. Sweeney                14,544           6.9%          13.75       02/02/05      125,766      318,717

- ---------------
(1) Potential realizable value is net of the option exercise price but before any tax liabilities that may be incurred. These amounts represent certain assumed rates of appreciation, as mandated by the Commission. Actual gains, if any, on stock option exercises are dependent on the future performance of the shares, overall market conditions, and the continued employment of the option holder. The potential realizable value may not necessarily be realized.

COMPENSATION OF DIRECTORS

During 1995, each director received a fee of $1,000 for each meeting of the Board of the Company and its wholly owned subsidiaries or each separate committee meeting attended and $500 for each committee meeting attended on the same day as a Board meeting. There is no duplication of directors' fees and expenses even though some directors also take action on behalf of the Company's wholly owned subsidiaries. Aggregate directors' fees for 1995 were $76,000.
In addition, on December 26, 1995 each non-officer director (Messrs. Hebert, Reilly, Wood, Leahy and Firestone) received a one-time grant of options to purchase 10,000 shares at the then-current market price ($17.75) pursuant to the Company's Stock Option Plan. The following table sets forth certain details of compensation paid to directors during 1995, as well as compensation paid for serving as a director of the two other investment companies with which the Company may be deemed to be related.

                                                                                             Total
                                                                                             Compensation
                                                                   Pension or                from Company
                                           Aggregate               Retirement Benefits       and Related
                                           Compensation            Accrued as Part of        Companies Paid
                                           from Company (1)        Company Expenses          to Directors (2)
                                           ------------------      --------------------      -------------------
David Gladstone, Chairman of the                 $ 8,000                 $0                   $25,000
Board & Chief Executive Officer
George C. Williams, Vice Chairman                $ 8,000                 $0                   $24,000
William F. Dunbar, Director, President           $ 7,000                 $0                   $ 7,000
& Chief Operating Officer
Lawrence I. Hebert, Director                     $14,500                 $0                   $14,500
John D. Reilly, Director                         $ 9,000                 $0                   $ 9,000
Smith T. Wood, Director                          $ 8,000                 $0                   $ 8,000
John I. Leahy, Director                          $ 8,500                 $0                   $ 8,500
John D. Firestone, Director                      $13,000                 $0                   $13,000

- ----------------
(1) Consists only of directors' fees.
(2) Includes amounts paid as compensation to directors by Allied Capital Corporation and Allied Capital Lending Corporation.

CERTAIN TRANSACTIONS

INVESTMENT ADVISORY AGREEMENT

The Company is a party to an investment advisory agreement with Advisers. Pursuant to the investment advisory agreement, Advisers is entitled to be paid, quarterly in arrears, a fee equal to 0.625% per quarter (2.5% per annum) of the quarter-end value of the Company's consolidated total assets, less consolidated interim investments, cash and cash equivalents, plus 0.125% per quarter (0.5% per annum) of the quarter-end value of the Company's consolidated interim investments, cash and cash equivalents. For 1995, the Company incurred approximately $2,445,000 in investment advisory fees.

Mr. Reilly owned shares of Advisers from 1990 until 1994, and Mr. Wood owned shares of Advisers from 1991 until 1994. As of March 22, 1996, Messrs. Gladstone, Williams and Dunbar continued to own shares of Advisers, and their beneficial ownership of Advisers shares as of such date represented approximately 9.7%, 3.4% and 2.6%, respectively, of the Advisers shares then outstanding or deemed to be outstanding, including shares allocated to their Allied Employee Stock Ownership Plan stock account through December 31, 1995. Mr. Gladstone, the Company's Chairman and Chief Executive Officer and a nominee for re-election as a director, is the Chairman and Chief Executive Officer of Advisers; Mr. Williams, the Company's Vice Chairman and a nominee for re-election as a director, is the Vice Chairman of Advisers; Mr. Dunbar, the Company's President and Chief Operating Officer and a nominee for re-election as a director, is an executive officer of Advisers. Each officer of the Company is also an officer of Advisers.

INDEBTEDNESS OF MANAGEMENT

The following table sets forth certain information regarding indebtedness to the Company in excess of $60,000 of any person serving as a director or executive officer of the Company and of any nominee for election as a director at any time since January 1, 1995. All of such indebtedness results from loans made by the Company to enable officers to exercise stock options. The interest rate charged generally reflects the applicable federal rate on the date of the loan.

                                                       Highest amount
                                Capacity in             outstanding          Interest       Amount outstanding
Name                            which served            during 1995            rate          at March 1, 1996
- ----                            ------------            -----------            ----             -------------
Jon A. DeLuca            Executive Vice President &       $ 99,990             5.91%             $ 99,990
                         Chief Financial Officer
William F. Dunbar        President & Chief                $199,980             7.04%             $199,980
                         Operating Officer                $ 99,990             6.15%             $ 99,990
David Gladstone          Chairman & Chief
                         Executive Officer                $499,950             5.79%             $499,950
Thomas R. Salley         General Counsel &                $ 99,990             5.91%             $ 94,672
                         Secretary                        $100,007             5.79%             $ 96,490
Joan M. Sweeney          Executive Vice President         $299,956             5.79%             $299,956
G. Cabell Williams III   Executive Vice President         $144,845             6.22%             $144,845
                                                          $146,438             6.15%             $146,438


COMPLIANCE WITH REPORTING REQUIREMENTS OF SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, executive officers, directors of the Company's investment adviser, and any persons holding ten percent or more of the Company's common stock are required to report their beneficial ownership and any changes therein to the Commission, the National Association of Securities Dealers, Inc. and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based on the Company's review of Forms 3, 4 and 5 filed by such persons, the Company has identified no deficiencies in the filing of reports pursuant to Section 16(a) of the Securities Exchange Act of 1934 in its most recent fiscal year, except as to Brooks H. Browne, a director of the Company's investment adviser delinquently reported in 1995 his acquisition of shares over a two-year period pursuant to the Company's dividend reinvestment plan. Robert
E. Long and William L. Walton, also directors of the investment adviser, delinquently filed their respective Form 3s in 1995, but have had no transactions in the Company's stock. G. Cabell Williams III filed a Form 3 in January 1994 that inadvertantly under-reported his holdings at that date; that Form 3 was amended in 1996 to reflect the correct number of shares held at the time of the initial filing. The shares in question were acquired through the exercise of stock options and not through open-market transactions.

          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

The disinterested members of the Board of Directors have selected Matthews, Carter and Boyce as independent public accountants for the Company for the year ending December 31, 1996. This selection is subject to ratification or rejection by the stockholders of the Company.

If the stockholders ratify the selection of Matthews, Carter and Boyce as the Company's independent accountants, they will also be the independent public accountants for all subsidiaries of the Company, Allied Investment Corporation II and Allied Financial Corporation II.

Matthews, Carter and Boyce has served as the Company's independent public accountants since its organization in 1989 and has been selected to serve in such capacity for the year ending December 31, 1996 by all of those members of the Board of Directors who are not "interested persons" of the Company, as defined in the Investment Company Act of 1940. This selection is subject to ratification or rejection by the stockholders of the Company. Matthews, Carter and Boyce has no financial interest in the Company.

It is not expected that a representative of Matthews, Carter and Boyce will be present, or available to answer questions, at the Meeting, but a representative would have an opportunity to make a statement if he or she chose to attend.

The expense recorded during the fiscal year ended December 31, 1995 for the professional services provided to the Company by Matthews, Carter and Boyce consisted of fees for audit services (which included the audit of the consolidated financial statements of the Company and its subsidiaries and review of the filings by the Company and its subsidiaries of reports and registration statements) and for non-audit services, the fees for which aggregated approximately 21% of total fees. The non-audit services, which were arranged for by management without prior consideration by the Board of Directors, consisted of non-audit related consultation and the preparation of tax returns for the Company and its subsidiaries.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO RATIFY THE SELECTION OF MATTHEWS, CARTER AND BOYCE AS INDEPENDENT PUBLIC ACCOUNTANTS.

                                 OTHER BUSINESS

The Board of Directors knows of no other business to be presented for action at the Meeting. If any matters do come before the Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Meeting.

                      1997 ANNUAL MEETING OF STOCKHOLDERS

The Company expects that the 1997 Annual Meeting of Stockholders will be held in May 1997, but the exact date, time, and location of such meeting have yet to be determined. A stockholder who intends to present a proposal at that annual meeting must submit the proposal in writing to the Company no later than December 3, 1996 in order for the proposal to be considered for inclusion in the Company's proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the Company's proxy statement or presentation at the meeting unless certain securities law requirements are met.

                                     PROXY
                        ALLIED CAPITAL CORPORATION II
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned stockholder of ALLIED CAPITAL CORPORATION II (the "Company") appoints David Gladstone, George C. Williams and Thomas R. Salley, or any of them, proxies, with full power of substitution, to vote at the 1996 Annual Meeting of Stockholders of the Company to be held in the Strathmore Hall Arts Center, 10701 Rockville Pike, North Bethesda, Maryland 20852 at 10:00 a.m., Friday, May 10, 1996, and any adjournment or adjournments thereof, the shares of Common Stock of the Company that the undersigned is entitled to vote, on all matters that may properly come before that meeting.

                         (Continued on reverse side)


/X/ PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE


                                                   WITHHOLD
                           FOR all nominees        AUTHORITY
                         listed to the right    to vote for all
                          (except as marked     nominees listed
                           to the contrary)      to the right.      NOMINEES:  David Gladstone
                                                                               George C. Williams
1. Election of eight                                                           William F. Dunbar
   Directors for the            / /                   / /                      Lawrence I. Hebert
   ensuing year                                                                John D. Reilly
                                                                               Smith T. Wood
                                                                               John D. Firestone
                                                                               John I. Leahy

(INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES, WRITE THE NAMES OF EACH NOMINEE WITH RESPECT TO WHOM YOU CHOOSE TO WITHHOLD AUTHORITY TO VOTE IN THE SPACE PROVIDED BELOW.)


- -------------------------------------


                                                 FOR       AGAINST    ABSTAIN
2. To ratify the selection of Matthews,
   Carter and Boyce to serve as independent      / /        / /        / /
   public accountants for the Company for
   the year ending December 31, 1996.


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

  YOU ARE URGED TO CAST YOUR VOTE BY MARKING THE APPROPRIATE BOXES. PLEASE NOTE THAT, UNLESS A CONTRARY INSTRUCTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ELECTION OF ALL NOMINEES IDENTIFIED IN ITEM 1 AND FOR RATIFICATION OF THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS DESCRIBED IN ITEM 2.

   (PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.)



SIGNATURE                               DATE
         ------------------------------     --------------------


SIGNATURE                               DATE
         ------------------------------     --------------------
               IF HELD JOINTLY

IMPORTANT:  Please sign your name or names exactly as shown hereon and date your proxy in the blank space provided above. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by duly authorized officer or partner.